Summary Prospectus Supplement Supplement dated April 10, 2017
California Long-Term Tax-Free Fund
(Summary Prospectus dated January 1, 2017)
Adaptive Equity Fund ■ All Cap Growth Fund ■ Capital Value Fund
(Summary Prospectuses dated March 1, 2017)
Global Allocation Fund
(Summary Prospectus dated April 1, 2017)
Emerging Markets Small Cap Fund ■ Focused International Growth Fund ■ Global Small Cap Fund ■ International Opportunities Fund ■ International Value Fund
(Summary Prospectuses dated April 1, 2017)
AC Alternatives Market Neutral Value Fund
(Summary Prospectus dated August 1, 2016)
Core Equity Plus Fund ■ Emerging Markets Value Fund ■ Global Gold Fund ■
International Core Equity Fund
(Summary Prospectuses dated November 1, 2016)

All references to Institutional Class are changed to I Class. Effective with this change, I Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors and financial intermediaries. Employer-sponsored retirement plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.

The following is added as the last sentence to the first paragraph under Fees and Expenses in the summary prospectuses.
Additional information about sales charge discounts can be found in Appendix A of the prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-91899 1704